1 / 4 AMENDMENT No. 3 to Collaboration and License Agreement between Akeso, Inc. and Summit Therapeutics Sub, Inc. This Amendment No. 3 (“Amendment No. 3” or “Amendment”) is entered into as of May 22, 2026 the (the “Amendment No. 3 Effective Date”) by and between Akeso, Inc. (康方生物科 技（开曼）有限公司) at Floor 4, Willow House, Cricket Square, Grand Cayman, KY1‐9010, Cayman Islands and its Affiliates (“Akeso”) and Summit Therapeutics Sub, Inc. a Delaware corporation, with offices at 1000 Page Mill Rd, Palo Alto, 94304 CA, U.S.A. and its Affiliates (“Summit”). Akeso and Summit are each referred to herein by name or as a “Party” or, collectively, as the “Parties”. WHEREAS, Akeso and Summit are Parties to a Collaboration and License Agreement (“CLA”) executed on December 5, 2022, as amended pursuant to Amendment No. 1 effective as of January 16, 2023 and Amendment No. 2 effective as of June 3, 2024 (collectively, the “Agreement”) concerning the development and commercialization of Licensed Products; and WHEREAS, the Parties desire to clarify and amend certain provisions of the Agreement to facilitate the enrollment in Clinical Studies of Licensed Product in the License Territory and intend that the terms in this Amendment 3 shall control as to any contradictory language to these terms in the Agreement. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties mutually agree as follows: 1. The Parties agree to the following terms for governing contracts covering conduct of Clinical Studies between a Party (the “Contracting Party”) and a third party as indicated in Section 1.1, 1.2 and 1.3 for use of the Licensed Product (AK112). 1.1 For Clinical Studies conducted using the Licensed Product, which are (i) government funded Clinical Studies; and/or (ii) US Cooperative Research and Development Agreement (“CRADAs”); and/or (iii) Investigator Sponsored Clinical Studies or Investigator Initiated Clinical Studies (collectively called “IST”) not sponsored by Summit in the License Territory or not sponsored by Akeso in the non-License Territory, the following under this Section 1.1 shall apply: 1.1.1 Data Access and Sharing In the event that the sponsor does not provide permission to Summit to access the Data, Akeso shall not require Summit to share such Data with Akeso. In the event that the sponsor does not provide permission to Akeso to access the Data, Summit shall not require Akeso to share such Data with Summit. 1.1.2 Publication Review and Comments

2 / 4 For any publications from any Clinical Studies sponsored by a third party, where in Summit is provided such rights to comment on such publication, Summit shall provide such publications to Akeso within 24 hours of receipt of “draft” and inform Akeso for the deadline to provide Akeso’s comments, if Akeso cannot provide the comments within the required deadline, it shall be treated that Akeso’s comments have been provided. If Summit has no permission to comment on such publications, review by Akeso is not required. 1.1.3 Biological/Patient Samples Sharing Akeso will not require Summit to share the biological/patient samples for the following two situations: a) Summit does not obtain access to such samples itself; or b) such samples are not allowed to be shared with Akeso under the Applicable Laws. Summit will not require Akeso to share the biological/patient samples for the following two situations: a) Akeso does not obtain access to such samples itself; or b) such samples are not allowed to be shared with Summit under the Applicable Laws. 1.2 For academic, non-profit, or research institutions and third party sponsored Clinical Studies, the following under this Section 1.2 shall apply: 1.2.1. Academic, Non-Profit or Research Institution Clinical Studies： (a) In the event that any academic, non-profit or research institution sponsors and conducts any Clinical Studies using AK112 in the License Territory or if agreed to by Akeso in the non-License Territory and Summit provides AK112 as the study drug and/or funding, Akeso and Summit agree that study inventions resulting from such clinical studies may be owned by the academic, non-profit or research institutions, which conducted such clinical studies. (b) Akeso agrees that for Summit sponsored Clinical Studies, Summit may grant rights to academic, non-profit, or research institutions to use study inventions covering AK112 created by the academic/non-profit research institutions (if any) for non-commercial and non-manufacturing use, including for internal research, education and patient care services. (c) In the event that any academic, non-profit or research institution sponsors and conducts any Clinical Studies using AK112 in the Non-License Territory or if agreed to by Summit in the License Territory and Akeso provides AK112 as the study drug and/or funding, Akeso and Summit agree that study inventions resulting from such clinical studies may be owned by the academic, non-profit or research institutions, which conducted such clinical studies.

3 / 4 (d) Summit agrees that for Akeso sponsored Clinical Studies, Akeso may grant rights to academic, non-profit, or research institutions to use study inventions covering AK112 created by the academic/non-profit research institutions (if any) for non-commercial and non-manufacturing use, including for internal research, education and patient care services. 1.2.2 Option for the Study Inventions created by a Third Party other than Summit or Akeso for the Clinical Studies under Section 1.2.1 using AK112 In the event that any study invention covering AK112 is created by any third party, and such third party will not assign such invention ownership to Summit, Summit shall use reasonable efforts to negotiate an option right in the agreement with such third party to negotiate a sublicensable commercial license to such invention and its associated intellectual property (“IP”). Summit shall not be obligated to negotiate a commercial license for the Non-License Territory unless requested by Akeso. Summit shall inform Akeso in a timely manner if a third party creates any IP subject to the option to allow Akeso to determine if it wants a license in the Non- License Territory; any such license for the Non-License Territory shall be at Akeso’s expense. In the event that any study invention covering AK112 is created by any third party, and such third party will not assign such invention ownership to Akeso, Akeso shall use reasonable efforts to negotiate an option right in the agreement with such third party to negotiate a sublicensable commercial license to such invention and its associated IP. Akeso shall not be obligated to negotiate a commercial license for the License Territory unless requested by Summit. Akeso shall inform Summit in a timely manner if a third party creates any IP subject to the option to allow Summit to determine if it wants a license in the License Territory; any such license for the License Territory shall be at Summit’s expense. 1.3 Notwithstanding anything else in this Amendment and/or the Agreement, Akeso agrees that Summit may enter into Accelerated Clinical Trial Agreements “ACTA” with Clinical Study sites for the Licensed Product in the License Territory from the Amendment No. 3. Effective Date. 2. Continuing Effect. Except for the intent to amend the Agreement as set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect. For purpose of clarity, nothing in this Amendment 3 is intended to give Summit rights to allow a third party a right to sell AK112 in the Non-License Territory or to give Akeso rights to allow a third party a right to sell AK112 in the License Territory. 3. Counterparts; Signatures. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, together, shall constitute one and the same instrument. Counterparts may be delivered via electronic mail, including Adobe™ Portable Document Format (PDF) or any electronic signature complying with the U.S. Federal ESIGN Act of 2000, and any counterpart so delivered will be deemed to be original signatures, will be valid and binding upon the Parties, and, upon delivery, will constitute due execution of this Agreement.

4 / 4 IN WITNESS WHEREOF, the Parties, intending to be bound, have caused this Amendment 3 to be executed by their duly authorized representatives as of the Amendment 3 Effective Date. Akeso, Inc. By: /s/ Yu Xia Name: Yu (Michelle) Xia Title: CEO Summit Therapeutics Sub, Inc. By: /s/ Mahkam Zanganeh Name: Mahkam Zanganeh Title: CEO and President